SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2004

priceline.com Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut		06854
(Address of principal office)		(zip code)

N/A
(Former name or former address, if changed since last report)

Item 5.              Other Events

On June 21, 2004, priceline.com issued a press release announcing that it intends to offer $75 million of Convertible Senior Notes in a private placement.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.              Financial Statements and Exhibits

(c) Exhibits

99.1	Press release issued by priceline.com Incorporated on June 21, 2004 regarding the proposed $75 million private offering of Convertible Senior Notes.

99.2	Press release issued by priceline.com Incorporated on June 21, 2004 regarding 2nd quarter 2004 guidance.

The information in Exhibit 99.2 shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.              Regulation FD Disclosure.

On June 21, 2004, priceline.com issued a press release announcing that it increased its 2nd quarter 2004 financial guidance.  A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.

The information in this Item 9 (including Exhibit 99.2) shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Jeffery H. Boyd
	Name:	Jeffery H. Boyd
	Title:	President and Chief Executive Officer

Date: June 23, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by priceline.com Incorporated on June 21, 2004 regarding the proposed $75 million private offering of Convertible Senior Notes.

99.2	Press release issued by priceline.com Incorporated on June 21, 2004 regarding 2nd quarter 2004 guidance.